Exhibit 99.2

BOYD GAMING CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are based upon and should be read in conjunction with the historical consolidated financial statements and related notes of Boyd Gaming Corporation (“Boyd”) included in Boyd’s Form 10-Q for the period ended March 31, 2016 and Form 10-K for the year ended December 31, 2015.

On May 31, 2016, Boyd announced that it had entered into a definitive agreement (the "Purchase Agreement") to sell its 50% equity interest in Marina District Development Holding Company, LLC ("MDDHC"), the parent company of Borgata Hotel Casino & Spa in Atlantic City, New Jersey (“Borgata”), to MGM Resorts International (“MGM”). Borgata was developed as a 50%/50% joint venture between Boyd Atlantic City, Inc., a wholly-owned subsidiary of Boyd (“Seller”), and MAC, Corp., an indirect, wholly-owned subsidiary of MGM. On August 1, 2016, pursuant to the terms of the Purchase Agreement, MGM acquired from Seller 49% of its 50% membership interest in MDDHC and, immediately thereafter, MDDHC redeemed Seller’s remaining 1% membership interest in MDDHC (collectively, the “Transaction”). As a result of the Transaction, MDDHC became a wholly-owned subsidiary of MGM.

In consideration for the Transaction, MGM paid to Boyd approximately $900 million. Cash proceeds paid to Boyd were approximately $589 million, net of certain expenses and adjustments on the closing date in the form of outstanding indebtedness, cash, and working capital. These initial proceeds do not include Boyd’s 50% share of potential future property tax settlement benefits.  Borgata estimates that it is entitled to property tax refunds totaling approximately $160 million, including amounts due under court decisions rendered in its favor and estimates for open tax appeals.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2016, and the years ended December 31, 2015, 2014 and 2013 give effect to the Transaction as if it were consummated on the first day of the period presented.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of Boyd as if the Transaction was consummated on March 31, 2016.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd’s management.  The pro forma information is for informational purposes only and is not intended to be indicative of what actual results would have been, nor does such data purport to represent the consolidated financial results of Boyd for future periods. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements of Boyd are prepared in accordance with Article 11 of Regulation S-X.

BOYD GAMING CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2016
(Unaudited)

		Elimination
	As	of Borgata
	Reported	Results
(In thousands, except per share data)	(Note 1)	(Note 2)		Pro Forma
Revenues
Gaming	$462,551	$—		$462,551
Food and beverage	76,800	—		76,800
Room	41,875	—		41,875
Other	31,466	—		31,466
Gross revenues	612,692	—		612,692
Less promotional allowances	60,314	—		60,314
Net revenues	552,378	—		552,378
Operating costs and expenses
Gaming	223,525	—		223,525
Food and beverage	41,803	—		41,803
Room	10,499	—		10,499
Other	19,332	—		19,332
Selling, general and administrative	81,851	—		81,851
Maintenance and utilities	23,848	—		23,848
Depreciation and amortization	47,653	—		47,653
Corporate expense	17,907	—		17,907
Project development, preopening and writedowns	1,841	—		1,841
Impairments of assets	1,440	—		1,440
Other operating items, net	429	—		429
Total operating costs and expenses	470,128	—		470,128
Boyd's share of Borgata's operating income	18,836	(18,836)	(a)	—
Operating income	101,086	(18,836)		82,250
Other expense (income)
Interest income	(497)	—		(497)
Interest expense, net of amounts capitalized	53,065	—		53,065
Loss on early extinguishments of debt	427	—		427
Other, net	77	—		77
Boyd's share of Borgata's non-operating items, net	7,206	(7,206)	(a)	—
Total other expense, net	60,278	(7,206)		53,072
Income from continuing operations before income taxes	40,808	(11,630)		29,178
Income taxes provision	(7,618)	—	(c)	(7,618)
Net income	$33,190	$(11,630)		$21,560

Basic net income per common share	$0.29			$0.19

Weighted average basic shares outstanding	114,109			114,109

Diluted net income per common share	$0.29			$0.19

Weighted average diluted shares outstanding	114,868			114,868

See accompanying notes to unaudited pro forma condensed consolidated financial information.

BOYD GAMING CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015
(Unaudited)

		Elimination
	As	of Borgata
	Reported	Results
(In thousands, except per share data)	(Note 1)	(Note 2)		Pro Forma
Revenues
Gaming	$1,847,167	$—		$1,847,167
Food and beverage	307,442	—		307,442
Room	163,509	—		163,509
Other	123,959	—		123,959
Gross revenues	2,442,077	—		2,442,077
Less promotional allowances	242,645	—		242,645
Net revenues	2,199,432	—		2,199,432
Operating costs and expenses
Gaming	900,922	—		900,922
Food and beverage	168,096	—		168,096
Room	41,298	—		41,298
Other	80,508	—		80,508
Selling, general and administrative	322,420	—		322,420
Maintenance and utilities	104,548	—		104,548
Depreciation and amortization	207,118	—		207,118
Corporate expense	76,941	—		76,941
Project development, preopening and writedowns	6,907	—		6,907
Impairments of assets	18,565	—		18,565
Other operating items, net	907	—		907
Total operating costs and expenses	1,928,230	—		1,928,230
Boyd's share of Borgata's operating income	73,421	(73,421)	(a)	—
Operating income	344,623	(73,421)		271,202
Other expense (income)
Interest income	(1,858)	—		(1,858)
Interest expense, net of amounts capitalized	224,590	—		224,590
Loss on early extinguishments of debt	40,733	—		40,733
Other, net	3,676	—		3,676
Boyd's share of Borgata's non-operating items, net	37,422	(37,422)	(a)	—
Total other expense, net	304,563	(37,422)		267,141
Income from continuing operations before income taxes	40,060	(35,999)		4,061
Income taxes benefit	7,174	(540)	(c)	6,634
Net income	$47,234	$(36,539)		$10,695

Basic net income per common share	$0.42			$0.10

Weighted average basic shares outstanding	112,789			112,789

Diluted net income per common share	$0.42			$0.10

Weighted average diluted shares outstanding	113,676			113,676

See accompanying notes to unaudited pro forma condensed consolidated financial information.

BOYD GAMING CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(Unaudited)

		Elimination
	As	of Borgata
	Reported	Results
(In thousands, except per share data)	(Note 1)	(Note 2)		Pro Forma
Revenues
Gaming	$2,307,565	$(507,841)	(b)	$1,799,724
Food and beverage	408,236	(104,832)	(b)	303,404
Room	248,222	(90,795)	(b)	157,427
Other	154,170	(31,933)	(b)	122,237
Gross revenues	3,118,193	(735,401)		2,382,792
Less promotional allowances	416,874	(176,337)	(b)	240,537
Net revenues	2,701,319	(559,064)		2,142,255
Operating costs and expenses
Gaming	1,087,901	(199,487)	(b)	888,414
Food and beverage	222,393	(53,663)	(b)	168,730
Room	51,906	(10,774)	(b)	41,132
Other	112,248	(26,082)	(b)	86,166
Selling, general and administrative	429,529	(101,930)	(b)	327,599
Maintenance and utilities	156,736	(47,210)	(b)	109,526
Depreciation and amortization	251,044	(42,129)	(b)	208,915
Corporate expense	75,626	—	(b)	75,626
Project development, preopening and writedowns	14,390	(269)	(b)	14,121
Impairments of assets	60,780	—	(b)	60,780
Other operating items, net	(2,124)	1,737	(b)	(387)
Total operating costs and expenses	2,460,429	(479,807)		1,980,622
Boyd's share of Borgata's operating income	10,626	(10,626)	(a)	—
Operating income	251,516	(89,883)		161,633
Other expense (income)
Interest income	(1,879)	—		(1,879)
Interest expense, net of amounts capitalized	283,387	(53,327)	(b)	230,060
Loss on early extinguishments of debt	1,536	—		1,536
Other, net	48	—		48
Boyd's share of Borgata's non-operating items, net	9,309	(9,309)	(a)	—
Total other expense, net	292,401	(62,636)		229,765
Loss from continuing operations before income taxes	(40,885)	(27,247)		(68,132)
Income taxes benefit (provision)	(753)	8,309	(c)	7,556
Net loss	(41,638)	(18,938)		(60,576)
Net income attributable to noncontrolling interests	(11,403)	11,403	(d)	—
Net loss attributable to Boyd Gaming Corporation	$(53,041)	$(7,535)		$(60,576)

Basic net loss per common share	$(0.48)			$(0.55)

Weighted average basic shares outstanding	109,979			109,979

Diluted net loss per common share	$(0.48)			$(0.55)

Weighted average diluted shares outstanding	109,979			109,979

See accompanying notes to unaudited pro forma condensed consolidated financial information.

BOYD GAMING CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

		Elimination
	As	of Borgata
	Reported	Results
(In thousands, except per share data)	(Note 1)	(Note 2)		Pro Forma
Revenues
Gaming	$2,478,983	$(615,734)	(b)	$1,863,249
Food and beverage	446,367	(140,292)	(b)	306,075
Room	265,371	(115,113)	(b)	150,258
Other	165,190	(42,377)	(b)	122,813
Gross revenues	3,355,911	(913,516)		2,442,395
Less promotional allowances	461,473	(217,816)	(b)	243,657
Net revenues	2,894,438	(695,700)		2,198,738
Operating costs and expenses
Gaming	1,170,843	(249,357)	(b)	921,486
Food and beverage	240,081	(71,048)	(b)	169,033
Room	54,338	(12,934)	(b)	41,404
Other	121,600	(34,642)	(b)	86,958
Selling, general and administrative	490,226	(148,780)	(b)	341,446
Maintenance and utilities	166,398	(59,703)	(b)	106,695
Depreciation and amortization	278,413	(59,746)	(b)	218,667
Corporate expense	63,249	—	(b)	63,249
Project development, preopening and writedowns	14,608	(4,056)	(b)	10,552
Impairments of assets	10,383	(5,032)	(b)	5,351
Other operating items, net	5,998	(3,318)	(b)	2,680
Total operating costs and expenses	2,616,137	(648,616)		1,967,521
Operating income	278,301	(47,084)		231,217
Other expense (income)
Interest income	(2,147)	—		(2,147)
Interest expense, net of amounts capitalized	344,330	(81,335)	(b)	262,995
Loss on early extinguishments of debt	54,202	(25,856)	(b)	28,346
Other, net	(2,090)	—		(2,090)
Total other expense, net	394,295	(107,191)		287,104
Loss from continuing operations before income taxes	(115,994)	60,107		(55,887)
Income taxes provision	(3,350)	(4,334)	(c)	(7,684)
Loss from continuing operations, net of income taxes	(119,344)	55,773		(63,571)
Income from discontinued operations, net of tax	10,790	—		10,790
Net loss	(108,554)	55,773		(52,781)
Net loss attributable to noncontrolling interests	28,290	(27,846)	(d)	444
Net loss attributable to Boyd Gaming Corporation	$(80,264)	$27,927		$(52,337)

Basic net loss per common share
Continuing operations	$(0.94)			$(0.65)
Discontinued operations	0.11			0.11
Basic net loss per common share	$(0.83)			$(0.54)
Weighted average basic shares outstanding	97,243			97,243

Diluted net loss per common share
Continuing operations	$(0.94)			$(0.65)
Discontinued operations	0.11			0.11
Diluted net loss per common share	$(0.83)			$(0.54)
Weighted average diluted shares outstanding	97,243			97,243

See accompanying notes to unaudited pro forma condensed consolidated financial information.

BOYD GAMING CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2016
(Unaudited)

		Disposition of
	As	Borgata Equity
	Reported	Interest
(In thousands)	(Note 1)	(Note 3)		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$616,201	$553,614	(e)	$1,169,815
Restricted cash	22,375	—		22,375
Accounts receivable, net	24,056	—		24,056
Inventories	15,137	—		15,137
Prepaid expenses and other current assets	34,359	—		34,359
Income taxes receivable	556	—		556
Total current assets	712,684	553,614		1,266,298
Property and equipment, net	2,210,482	—		2,210,482
Investment in unconsolidated subsidiary	253,598	(253,598)	(f)	—
Other assets, net	48,947	—		48,947
Intangible assets, net	886,062	—		886,062
Goodwill, net	685,310	—		685,310
Total assets	$4,797,083	$300,016		$5,097,099
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current maturities of long-term debt	$27,688	$—		$27,688
Accounts payable	67,177	—		67,177
Accrued liabilities	243,117	32,009	(g)	275,126
Total current liabilities	337,982	32,009		369,991
Long-term debt, net of current maturities and debt issuance costs	3,657,911	—		3,657,911
Deferred income taxes	168,708	(4,324)	(g)	164,384
Other long-term tax liabilities	3,149	—		3,149
Other liabilities	85,734	—		85,734
Commitments and contingencies
Stockholders' equity	543,599	272,331	(h)	815,930
Total liabilities and stockholders' equity	$4,797,083	$300,016		$5,097,099

See accompanying notes to unaudited pro forma condensed consolidated financial information.

BOYD GAMING CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
as of March 31, 2016, for the three months ended March 31, 2016 and for the years ended December 31, 2015, 2014 and 2013

Note 1 - Historical financial information for Boyd as of and for the three months ended March 31, 2016, and for the years ended December 31, 2015, 2014 and 2013 has been derived from Boyd’s historical financial statements.

Note 2 - Following are brief descriptions of the pro forma adjustments to the pro forma condensed consolidated statements of operations to reflect the sale by Boyd of its 50% equity interest in Borgata as of the first day of the period presented.

(a)	Elimination of Boyd’s share of Borgata’s operating income and non-operating items, net, recognized during periods it was accounted for by Boyd by applying the equity method of accounting.

(b)	Elimination of Borgata's operating results recognized during periods it was consolidated by Boyd.

(c)	Record the estimated income tax effect of the pro forma adjustments.

(d)	Elimination of the share of net income (loss) attributable to noncontrolling interests during periods Borgata was consolidated by Boyd.

Note 3 - Following are brief descriptions of the pro forma adjustments to the pro forma condensed consolidated balance sheet to reflect the sale of Boyd’s 50% equity interest in Borgata as if the transaction had closed on the balance sheet date.

(e)
Record Boyd’s estimated net cash proceeds arising from the sale of the Borgata equity interest assuming the transaction had closed on March 31, 2016. The estimated net cash proceeds do not include Boyd's 50% share of any future property tax settlement benefits. The net cash proceeds are assumed to be invested in money-market funds with maturities of three months or less.

(f)	Elimination of the net book value of Boyd’s equity investment in Borgata due to the sale.

(g)	Record net estimated income tax impact of the sale.

(h)	Record the impact on Boyd’s stockholders’ equity of the after-tax income resulting from the sale of the Borgata equity interest.